Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
EXECUTION VERSION

SAMSUNG BIOLOGICS CO., LTD.
PRODUCT SPECIFIC AGREEMENT - COMMERCIAL PRODUCT DRUG SUBSTANCE
This Product Specific Agreement (this “PSA”) is made effective as of the date of last signature below (the “PSA Effective Date”) by and between Immunomedics, Inc., a Delaware corporation having its principal place of business at 300 The American Rd, Morris Plains, NJ 07950 (“Client”) and Samsung BioLogics Co., Ltd., a company with offices at 300, Songdo bio-daero, Yeonsu-gu, Incheon, 21987, Republic of Korea (“SBL”). Client and SBL are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.
WHEREAS, Client and SBL entered into a Master Services Agreement effective as of the date of last signature (the “MSA”) and whereas pursuant to Section 2.1 of the MSA, the Parties wish to enter into this PSA whereby SBL will provide certain Services as detailed herein;
NOW, THEREFORE, the Parties agree as follows:
1.Relationship to the MSA. All capitalized terms not defined in this PSA will have the meanings given to them in the MSA. This PSA is hereby incorporated by reference into the MSA. This PSA is subject in all respects to the terms of the MSA, and in the event of any conflict between the terms of this PSA and the terms of the MSA, the terms of the MSA shall govern, unless specifically stated in this PSA that the terms of this PSA shall govern.

2.Definitions
a.“Annual Forecast” is defined in Section 5(d)(i)(1).
b.“Batch Size” shall mean [***] in BRX.
c.“Biosimilar” means any biological product that is subject to review under an abbreviated approval pathway as a biosimilar, follow on biologic product or generic biological product, as those terms are commonly understood under the FD&C Act of the PHS Act and related rules and regulations, or the corresponding or similar laws, rules and regulations of any other jurisdiction under this PSA or the MSA.
d.“Campaign” shall mean a series of Batches of the Product that are produced in sequence using the same manufacturing equipment (including but not limited to the same bioreactor) followed by validated cleaning of such equipment and purification suite, and for the purposes of counting the number of Product batches in a Campaign in a given period, the start date of such Campaign shall be the determining factor. A Campaign will be deemed to end upon the completion of validated cleaning of such equipment and purification suite of the manufacturing equipment used to produce the Product in such Campaign.
e.“Complete Response Letter” shall mean a letter received from the FDA pursuant to 21 CFR 314.110 of the United States Code of Federal Regulations.
f.“Down Payment” shall mean the payment of USD [***] made by Client to Samsung on [***] as a down payment [***].
g.“Firm Period” has the meaning set forth in Section 5(d)(i)(1).
h.“Liability Cap” has the meaning set forth in Section 9.
i.[***].
j.“New Batch” has the meaning set forth in Section 5(d)(iii).
k.“Pickup Date” has the meaning set forth in Section 7.
l.“Product” has the meaning set forth in Section 3(a).
m.“Product Purchase Commitment” has the meaning set forth in Section 5(e)(i).
n.“Product Purchase Commitment Shortfall” has the meaning set forth in Section 5(e)(iii).
o.“Quarter” means each three (3) calendar month period ending on March 31, June 30, September 30 and December 31, respectively.
p.“Quarterly Forecast” is defined in Section 5(d)(ii)(1).
q.“Year” means each one (1) year period that begins on January 1 and ends on December 31.
3.General Information.
a.Product: Sacituzumab (Antibody of ADC; IMMU-132).
b.Commercial Product Specification: The Product Specification will be as set forth in the QAG.
c.Cell Line: [***].
d.Manufacturing Facility: SBL [***] scale facility in Plant [***], located at 300, Songdo bio-daero, Yeonsu-gu, Incheon 21987, Republic of Korea.
4.Raw Materials.
a.Client Materials. Client Materials to be supplied by Client to SBL free of charge by itself or a third party designee.
i.List: See Exhibit A: Client Materials
ii.Timing of Provision of Client Materials to SBL: Client shall have the Cell Line delivered to the Facility in time to meet the Manufacturing schedule, but no later than [***] before the [***].
b.Raw Materials. The Parties shall finalize the categorization of Raw Materials to be used in performing the Services of this PSA into Specialized Raw Materials, Common Raw Materials, and Raw Materials which may not be charged on a cost-plus basis to the Client pursuant to Section 5.3 of the MSA, and shall attach this list to this PSA as Exhibit B.
i.Handling Fee for Common Raw Materials to be procured by SBL at Client’s expense: [***].
ii.Handling Fee for Specialized Raw Materials to be procured by SBL at Client’s expense: [***].
iii.SBL, or vendors qualified by SBL, shall perform all testing and evaluation of the Raw Materials as required by the Specifications for the Raw Materials and cGMP.
5.Technology Transfer, Manufacturing, and Supply Services. SBL shall perform the Services as set forth in this Section 5.
a.Services.

i.SBL shall provide the Services as set forth in the Scope of Work, attached as Exhibit C in accordance with this PSA and the Project Plan.
ii.Batch Prices. If pricing is [***] based on volume, such [***] pricing is on annual, not cumulative basis.
iii.Fees and invoicing.
1.Services shall be invoiced upon completion of activities by SBL according to the Services and Deliverables to be provided pursuant to the Scope of Work, attached as Exhibit C to this PSA, or otherwise as agreed by the Parties in this PSA or a Project Plan.
2. Batches of Commercial Product shall be invoiced upon release by SBL pursuant to MSA Section 5.9.2(a)(i).
3.Notwithstanding the foregoing, the Down Payment, together with any amounts paid by Client [***] as of the PSA Effective Date, will be applied as a credit to any invoices by SBL issued under this PSA until such Down Payment is depleted. Once the Down Payment is depleted, SBL shall invoice and Client shall pay in accordance with this PSA and Section 9 of the MSA.
b.Service Fees. In consideration for SBL’s performance of the Services pursuant to this Section 5, Client shall pay the Service Fees as set forth in Exhibit D. Additional Service Fees and costs may be detailed in an amendment to this PSA or in a Change Implementation Plan and Budget pursuant to Section 6.2(b) of the MSA. All invoices issued by SBL under this PSA shall be paid in US Dollars.
c.[***]. SBL shall be responsible for [***] in accordance with this Section 5(c). For purposes of this PSA, [***] shall be defined as the [***]. SBL shall [***] and [***] under this PSA [***]. The [***]used for the [***] under this PSA. [***] and [***] under this PSA. The Parties agree to review, from time to time, all [***] in order to determine [***] above.
d.Forecasts / Purchase Orders
i.Annual Forecast.
1.Each Year of the PSA term, Client shall provide to SBL a rolling [***] Forecast (the “Annual Forecast”) at latest by the December 1 of the previous Year. The first Annual Forecast shall be provided by December 1, 2018. Upon receipt, SBL shall provide a written confirmation or comments on the Annual Forecast within [***] of receipt, upon which the [***] of each Annual Forecast (the “Firm Period”) shall be [***] percent ([***]%) firm and binding as to the total number of Batches of Commercial Product that are to be delivered in each Year of the Firm Period. The [***] of each Annual Forecast shall be partially binding on Client as follows: when the [***] of any Annual Forecast becomes the [***] of the next Annual Forecast, such [***] must forecast between [***] and [***] of the [***] of the previous Annual Forecast, rounded up to the nearest batch. By way of example, if Client submits an Annual Forecast on [***] which forecasts [***] of Commercial Product for [***], when Client submits the next Annual Forecast on [***], it must forecast between [***] and [***] Batches of Commercial Product for [***]. The [***] of the Annual Forecast shall be non-binding, good-faith estimates of Commercial Product to be delivered by SBL in such Years.
2.Each Annual Forecast issued by Client shall be consistent with the Product Purchase Commitment and the previously issued Annual Forecast in terms of Batches of Commercial Product forecasted for each Year falling in the Firm Period.
3.Notwithstanding anything to the contrary in this PSA, in the event Client submits Purchase Orders requesting a number of Batches in excess of the Annual Forecast for any given Year, SBL shall use Commercially Reasonable Efforts to Manufacture such Batches in excess of the number of Batches set forth in any Firm Period and Annual Forecast, subject to SBL’s existing commitments.
4.Notwithstanding the foregoing, Client’s responsibility for the Firm Period under this Section 5(d)(i) shall be subject to Section 10.
ii.Quarterly Forecast.
1.Each Quarter of the PSA term, Client shall provide to SBL a rolling [***] Quarter Forecast (the “Quarterly Forecast”) at least [***] before the end of the then-current Quarter. The first Quarterly Forecast shall be provided on December 1, 2018.
2.The Quarterly Forecast shall set forth the Batches of Commercial Product that are requested by Client to be delivered in each Quarter of the Quarterly Forecast. Quarterly Forecasts shall be consistent with the then-current Annual Forecast when requesting Batches to be delivered in a Quarter falling in the Firm Period of any Annual Forecast. If there is a conflict between any Quarterly Forecast and any Annual Forecast, the Annual Forecast shall supersede unless agreed to by SBL.
iii.Purchase Orders. Each time Client submits a Quarterly Forecast to SBL pursuant to Section 5(d)(ii), SBL and Client shall discuss in good-faith the Manufacturing schedule for any Batches of Commercial Product that are requested to be delivered in such new Quarter entering the Quarterly Forecast (each a “New Batch”). The Parties shall discuss in good-faith for up to [***] and shall agree upon a manufacturing schedule for the New Batches covered by the applicable Quarterly Forecast, upon which Client shall issue a binding Purchase Order for each New Batch which is consistent with the Parties’ agreement and the Quarterly Forecast. The Purchase Order shall detail the Batch requested, and estimated delivery date(s) for such Batch, which delivery date shall be finalized upon SBL’s release of the Batch pursuant to Section 5.9.2(b)(i) of the MSA. If Client requests to increase the forecast from the existing Purchase Order, and SBL is able to accommodate, such additional Batches shall be purchased by Client as if Manufactured pursuant to a Purchase Order. If the Parties agree to add the new Batches to a Campaign that was already scheduled pursuant to a previous Quarterly Forecast, Client shall re-issue the previously issued Purchase Orders to align with such new agreement.
1.The Parties agree that (a) all Manufacturing shall be on a [***] Campaign per Year basis, (b) if there are more than [***] Campaigns per Year scheduled as a result of a Quarterly Forecast then Client will be subject to a changeover fee of USD [***] per additional Campaign.
e.Product Purchase Commitment.
i.Notwithstanding anything to the contrary, during each of Years 2020-2025, both inclusive, Client shall pay SBL for the greater of (a) the number of Batches stipulated for each Year in Table (A) below or (b) the number of Batches Forecasted by Client for such Year (the “Product Purchase Commitment”).

Table (A)

Commercial Year	1 (2020)	2 (2021)	3 (2022)	4 (2023)	5 (2024)	6 (2025)
# of Batches	[***]	[***]	[***]	[***]	[***]	~~[***]~~

ii.Upon execution of this PSA, Client shall issue a binding Purchase Order and SBL shall reserve capacity for [***] Engineering Run to be completed in [***], [***] to be completed in [***], and [***] to be completed in [***], each of which shall be Manufactured prior to Commercial Year 1 pursuant to Section 5(d)(i) above~~.~~.
iii.Each Year commencing with [***], Client shall pay to SBL the price set forth in this PSA for each of the number of Batches of Commercial Product falling short of the Product Purchase Commitment (the “Product Purchase Commitment Shortfall”) for Client’s reserved but unused capacity. For any Year for which a Product Purchase Commitment Shortfall payment is owed to SBL, such payment shall be made on or before December 31 of the Year when there is a Product Purchase Commitment Shortfall for such Year. Notwithstanding the foregoing, Client’s responsibility for the Product Purchase Commitment Shortfall under this Section 5(e)(iii) shall be subject to Section 10.
iv.In the event Client receives a Complete Response Letter from the FDA, Client shall have the right to [***] provided by Client pursuant to this PSA, including, for clarity, the [***] and any [***] for the [***] and/or [***] of the [***].
f.Batch Failure.
i.Upon a Batch Failure, as determined in accordance with Section 5.8 of the MSA, SBL shall use Commercially Reasonable Efforts to deliver to Client a replacement Batch as soon as reasonably possible but no later than the following Campaign scheduled in accordance with the Quarterly Forecast.
ii.Pursuant to Section 5.8.3 of the MSA, the Parties shall be responsible for costs related to Batch Failure as follows:
1.To the extent the Batch Failure is caused solely as a result of SBL Assignable Error, SBL shall be responsible for (A) the [***] which amount is to be calculated based on the [***]; (B) SBL’s costs to [***] plus applicable SBL [***] as described in this PSA; (C) [***] as described in this PSA; and (D) [***] which amount is to be calculated based on the [***] as supported by reasonable documentary evidence (as opposed to the market value thereof) incurred by Client. Such cost responsibility shall be issued as a credit against future invoices by SBL, or [***].
2.To the extent the Batch Failure is solely caused as a result of Client’s acts or omissions, including but not limited to Client Materials, Client Technology, or Cell Line, Client shall be responsible for costs (A)-(D) in Section 5(f)(ii)(1) above.
3.For all other cases of Batch Failure, SBL and Client shall discuss in good faith to [***]. If the Parties cannot agree as to [***], the Parties shall [***].

4.SBL shall meet its cost responsibility obligations pursuant to this Section 5(f) solely through providing Client with a credit of equivalent value to be used against future invoices by SBL, or if this PSA is terminated, SBL shall refund such amounts.
6.Regulatory Approvals. The Regulatory Approvals covered by this PSA are FDA, EMA, the Pharmaceuticals and Medical Devices Agency (Japan) and the China Food and Drug Administration. SBL shall use Commercially Reasonable Efforts to support Client’s submissions or applications to any new Regulatory Authority, provided Client has provided SBL with reasonable notice, the Parties agree on an implementation plan, and Client pays SBL additional fees and costs, if applicable. Details of the scope of SBL’s Service in regards to Regulatory Approvals shall be detailed in Exhibit D (Service Fees) and the Project Plan.
7.Storage. Pursuant to Section 5.9 of the MSA, if Client does not direct SBL to prepare Manufactured Commercial Product to be picked up by Client or Client’s designated carrier with a pick-up date within [***] calendar days after Client’s receipt of the Batch Related Documents (the “Pickup Date”), SBL shall store the Commercial Product at the Warehouse, subject to the availability of space and storage conditions, and Client shall pay storage fees to SBL for the period of storage at the Warehouse commencing on the Pickup Date until the actual delivery date. Storage fees as follows: [***].
8.[***]. [***], during the PSA Term, SBL shall [***]. Notwithstanding the foregoing, in the event Client [***], SBL shall [***].
9.Limitation of Liability. In addition to the limitation of liability in Section 14 of the MSA for special, punitive, indirect or consequential damages, the Parties’ liability under this PSA shall be as set forth in this Section 9. Except for (i) Client’s indemnification obligations under Section 13.2(ii) of the MSA and SBL’s indemnification obligations under Section 13.1(ii) of the MSA; (ii) Client’s payment obligations under Section 9.3 of the MSA; and (iii) [***], a Party’s maximum aggregate liability to compensate the other Party for all Damages under this PSA will be set on a per Calendar Year basis and for the Calendar Year in which the cause of such liability lies or exists (whether in contract, tort, strict liability, statute, or otherwise) and shall be limited to [***] of the Fees paid or payable by Client to SBL in such Calendar Year period (excluding costs of Raw Materials, SBL handling fees, and other expense or cost reimbursements). For Damages relating to clause (iii) in the immediately preceding sentence, a Party’s maximum aggregate liability to compensate the other Party for all Damages under this PSA will be limited to [***] percent ([***]%) of the Fees paid or payable by Client to SBL in such Calendar Year period (excluding costs of Raw Materials, SBL handling fees, and other expense or cost reimbursements). For Damages relating to (i) and (ii) in the second sentence of this Section 9, a Party’s maximum aggregate liability to compensate the other Party for Damages under this PSA will be unlimited.
10.[***].
a.In the event that Client [***] including but not limited to [***], the Parties shall discuss in good faith [***]. If such good faith discussions are not successful, [***]. For example, if [***].

b.For purposes of Section 10(a) above, [***]. In the event of [***]. The Parties acknowledge that SBL shall [***].
11.Term. This PSA will commence as of the PSA Effective Date and will continue in full force and effect until December 31, 2025 (“PSA Term”), and may be extended for a period of two (2) years thereafter upon mutual agreement of the Parties, unless earlier terminated in accordance with the provisions of this PSA and/or Section 15.1 of the MSA.
12.Termination for Regulatory Cause. Client may terminate this PSA [***] advance written notice if:
a.Client or SBL receive notice from any Regulatory Authority that the Manufacture of the Product by SBL or otherwise pursuant to any PSA or the MSA is in violation of any Applicable Laws or may not be used for the Manufacture of Commercial Product, and [***];
b.Client is not able to obtain Regulatory Approval for manufacture and/or marketing of the Commercial Product in [***];
c.the waiver required from [***] at the Facility is withheld; or
d.an audit by or on behalf of a Regulatory Authority identifies a material deficiency in SBL’s performance of its obligations under the MSA and/or PSA, and [***].
13.Effects of Termination for Regulatory Cause.
a.In the event of termination by Client pursuant to Section 12(a) or 12(d), (i) Client shall not be responsible for the then [***], and (ii) during the [***] period following such termination, SBL shall have the exclusive first right to engage in good faith negotiation with Client for a period of [***] in an effort to come to an agreement on the terms and conditions of a PSA for the Manufacture of the Product, if Client later obtains Regulatory Approval in the United States. Notwithstanding anything herein to the contrary, the right of negotiation set forth in clause (ii) of this paragraph shall not apply in the event that (1) [***], or (2) [***].
b.In the event of termination by Client pursuant to Section 12(b), (i) Client shall be responsible for the then [***], and (ii) during the [***] period following such termination, SBL shall have the exclusive first right to engage in good faith negotiation with Client for a period of [***] in an effort to come to an agreement on the terms and conditions of a PSA for the Manufacture of the Product, if Client later obtains the applicable Regulatory Approval for manufacture and/or marketing of the Commercial Product in the United States and Europe. Notwithstanding anything herein to the contrary, the right of negotiation set forth in clause (ii) of this paragraph shall not apply in the event that (1) [***], or (2) [***].
c.In the event of termination by Client pursuant to Section 12(c), (i) Client shall be responsible for the first year of the then [***], and (ii) during the [***] period following such termination, SBL shall have the exclusive first right to engage in good faith negotiation with Client for a period of [***] in an effort to come to an agreement on the terms and conditions of a PSA for the Manufacture of the Product, if Client later obtains the waiver required from the United States National Institutes of Health for the

Manufacture of the Product at the Facility. Notwithstanding anything herein to the contrary, the right of negotiation set forth in clause (ii) of this paragraph shall not apply in the event that (1) [***], or (2) [***].
14.[***]. If (i) SBL [***], or (ii) [***] then such event shall [***]. SBL shall work with Client to [***] as soon as reasonably possible, but no later than [***], and [***]. In the event SBL [***], it will [***], and [***].
15.
The Parties have entered into this PSA as of the PSA Effective Date by their respective duly authorized representatives.

Samsung BioLogics Co., Ltd.		Immunomedics, Inc.

By:	/s/ Tae Han Kim	By:	/s/ Michael Pehl
Name:	Tae Han Kim	Name:	Michael Pehl
Title:	Representative Director & President	Title:	President and Chief Executive Officer

Date: _September 11, 2018______________________Date: September 11, 2018

Confidential treatment has been requested with respect to portions of this agreement as indicated by “[***]” and such confidential portions have been deleted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A: Client Materials
[***]
[***]
.
Exhibit B: Categorization of Raw Materials
Refer to the Project Plan applicable to this PSA, which includes the B6A Bill of Materials (document number: [***]).

Exhibit C: Scope of Work ([***])
[***]
[Seven pages omitted in their entirety]

Exhibit D: Service Fees

Service		Price (USD)	Comments
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]